INCOME TAXES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
INCOME TAX
Income tax provision/(benefit) in connection with domestic state and foreign subsidiaries	$ (190)	$ 30
Valuation allowance for deferred tax assets	360,573	174,818
Increase in valuation allowance for deferred tax assets	185,800	80,700
Federal and state net operating loss carryforwards	960,700	716,100
Federal and state tax research and development tax credit carryforwards	$ 44,800	$ 36,100